EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-48125,33-63627, 333-27715 and 333-45373 for PHH Corporation on Form S-3 of
our report dated March 27, 1998, appearing in this Annual Report on Form 10-K of PHH Corporation for the year ended December 31, 1997.






DELOITTE & TOUCHE LLP


Parsippany, New Jersey
March 30, 1998